Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Provident Mutual Funds, Inc., (the “Company”) does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Company for the period ended March 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company for the stated period.

/s/J. Scott Harkness J. Scott Harkness President/Principal Executive Officer Provident Mutual Funds, Inc.	/s/Michael A. Schelble Michael A. Schelble Treasurer/Principal Financial Officer Provident Mutual Funds, Inc.
Dated: 5/24/2024	Dated: 5/24/2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Provident Mutual Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.